November 2, 2022

BNY MELLON SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and supersedes any contrary information contained in the fund's summary prospectus and prospectus:

The fund's board has approved Denali Advisors, LLC (Denali) as an additional sub-adviser to the fund, effective on or about November 15, 2022 (the Effective Date). In addition, with the fund board's approval, BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), the fund's investment adviser and portfolio allocation manager, has terminated the Sub-Investment Advisory Agreement between BNYM Investment Adviser and Walthausen & Co., LLC (Walthausen), effective November 15, 2022.

As of the Effective Date, the fund's assets will be allocated among five sub-advisers – Channing Capital Management, LLC (Channing), Eastern Shore Capital Management (Eastern Shore), Heartland Advisors, Inc. (Heartland), Neuberger Berman Investment Advisers LLC (Neuberger Berman), and Denali. The target percentage of the fund's assets to be allocated over time to the sub-advisers is approximately 26% to Channing, 15% to Eastern Shore, 20% to Denali, 20% to Neuberger Berman, and 19% to Heartland. The portion of the fund's assets previously allocated to Walthausen (approximately 20% of the fund's assets) will be re-allocated primarily to Denali. In addition, BNYM Investment Adviser may adjust the percentage of the fund's assets allocated to a sub-adviser by up to 20% of the fund's assets without board approval. Subject to board approval, the fund may hire, terminate or replace sub-advisers and modify material terms and conditions of sub-advisory arrangements without shareholder approval.

Denali uses proprietary models that apply fundamental and technical factors that it believes are often important in driving returns to forecast the relative returns and assign rankings to a universe of small cap securities. Using a proprietary mathematical optimization process, Denali builds an optimal portfolio from the highest ranked stocks that it believes offers the best balance between the largest expected return and smallest tracking error to the stocks in the Russell 2000® Value Index. Denali then applies a fundamental overlay to trim positions from the optimal portfolio and constructs a diversified portfolio of stocks that it believes is likely to deliver long-term risk-adjusted performance that outperforms the Russell 2000® Value Index while maintaining similar sector, industry and security characteristics. The portfolio management team also performs a fundamental risk management process focused on reducing exposure to stocks that may have special risk situations. Denali's research has led it to conclude that along with earnings, liquidity is a basic driver of a stock's value and returns (not just of trading costs), and the foundation of the forecasting process is emphasizing stocks with high earnings power and low liquidity that is likely to increase, thereby driving up value. Denali also considers the valuation of each stock relative to its future earnings expectations and the trends in analyst earnings estimates in its forecasting process, and tactically adjusts its forecast to favor exposure to systematic factors that have recently produced the most favorable returns and reduce exposure to factors with unfavorable recent performance.

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Denali, 5075 Shoreham Place, Suite #120, San Diego, CA 92122, is a Native American-owned asset management firm founded in 2001 and registered in the United States with the Securities and Exchange Commission as an investment adviser. Rachel Tyndall, CFA and Michael

Munson, CFA are jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Denali. Ms. Tyndall is a portfolio manager and trader at Denali, which she joined in 2016. Mr. Munson is co-founder of Denali and is a Senior Vice President, portfolio manager and trader at Denali. As of August 31, 2022, Denali had approximately $360 million in assets under management.

6246STK1122

November 2, 2022

BNY MELLON SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Statement of Additional Information

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Adviser has terminated the Sub-Investment Advisory Agreement between the Adviser and Walthausen, a sub-adviser to the fund, effective on or about November 15, 2022. In addition, the Adviser has engaged Denali Advisors, LLC ("Denali") to serve as an additional sub-adviser to the fund and to provide day-to-day management of that portion of the fund's assets allocated to Denali, effective on November 15, 2022.

Denali is a Native American-owned asset management firm founded in 2001. Denali is located at 5075 Shoreham Place, Suite #120, San Diego, CA 92122. Rachel Tyndall, CFA and Michael Munson, CFA are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Denali. As of August 31, 2022, Denali had approximately $360 million in assets under management.

The following is a list of persons and entities (to the extent known by the fund) who are deemed to control Denali by virtue of ownership of stock or other interests of Denali or their position with Denali: Robert Snigaroff, Michael Munson, John Cuthbertson, Anne Erickson and Nile Capital Group.

Portfolio Manager Compensation − Denali. The portfolio managers are compensated by Denali. Denali operates a flat investment organization and rewards professionals with equity and/or a profit share in the overall business. Employees can participate in the ownership of the firm based on contribution over time and share in the overall profitability of the firm through either direct equity ownership or profit share. Eighty percent of employees have ownership participation and key professionals have partnership interests in the firm. Additionally, base compensation amounts are competitive with peers.

Additional Information About the Portfolio Managers. The following table lists the number and types of accounts advised by Ms. Tyndall and Mr. Munson, the fund's portfolio managers primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Denali, and assets under management in those accounts as of August 31, 2022:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Rachel Tyndall (Denali)	None	N/A	None	N/A	7	$180M
Michael Munson (Denali)	None	N/A	None	N/A	7	$180M

None of the accounts included within the table above are subject to performance-based advisory fees.

As of August 31, 2022, none of the portfolio managers listed above beneficially owned any shares of the fund.

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